FINANCIAL PRESENTATION

Rockford - November 2014

QCR Holdings, Inc.

a relationship driven organization®

QCR Holdings, Inc.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2013. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Table of Contents

QCR HOLDINGS, INC.
a relationship driven organization®

Investment Rationale

- **$2.45B asset bank holding company with critical mass in attractive and target rich markets in Iowa (80%) and Illinois (20%)**
  - Top 2 bank with 11% market share in the Quad Cities, Iowa/Illinois and Top 4 in Cedar Rapids, Iowa with 8% share
  - Quad Cities is the International Headquarters for John Deere, major hub for Alcoa and houses Rock Island Arsenal, the largest government owned weapons manufacturing arsenal in the U.S.
  - Cedar Rapids is the International Headquarters for Rockwell Collins and U.S. Headquarters for Aegon
- **Differentiated business model with 3 charters allowing banks to customize solutions by market**
- **Additional products and services in correspondent banking, wealth management, and leasing**
  - Correspondent banking – veteran correspondent banking team with depth of product offerings
  - Wealth management division with $1.65B in trust accounts and $637MM in brokerage accounts that is gaining market share as bigger banks go up-market
  - Commercial leasing business with $169.7MM of leases and ROA of 2.61%
- **Strong asset quality with NPA's / Assets of 1.61%**
- **Significant opportunity for market share gains and consolidation**
- **Trading at 1.1x TBV, 9.4x Q3 2014 LTM earnings versus peers generally trading at 1.5x TBV, 13.5x 2014E earnings**

Rockford Bank & Trust Overview

Jan 2005	Rockford Bank &Trust is legally formed.
Aug 2006	Rockford Bank &Trust surpasses $100 Million in assets.
Nov 2006	Guilford Road facility is opened.
May 2009	Rockford Bank &Trust surpasses $250 Million in assets.
Nov 2009	Rockford Bank & Trust attains SBA Preferred Lender status.
Jun 2011	Rockford Bank & Trust begins the expansion of the Wealth Management Department.
Sep 2014	Tony Pozzi achieves membership in the Raymond James Financial Services 2014 Executive Council.
Sep 2014	Rockford Bank & Trust reaches $347 Million in assets.
Sep 2014	Rockford Bank & Trust ranks #8 in the State of Illinois for SBA lending (according to the number of loans originated).
# of Employees:	50

ROCKFORD BANK & TRUST

Rockford Bank & Trust Senior Management



Thomas D. Budd
President and
Chief Executive Officer



Charles S. Bullock
Executive Vice President,
Chief Operating Officer



Brian J. DeBenedetto
Senior Vice President,
Trust Manager



Lori L. Diaz
Senior Vice President,
Treasury Management



James M. Hansberry
Executive Vice President,
Wealth Management



Anthony A. Moczynski
Senior Vice President,
Chief Credit Officer



Brenda S. Nayonis
Senior Vice President,
Operations and Cashier



Karl R. Swanson
Senior Vice President,
Commercial Banking

ROCKFORD BANK & TRUST

Rockford Bank & Trust
Summary of Financial Results 2010-2014

	FULL YEAR				YTD	YTD
	2010	2011	2012	2013	Q3 2013	Q3 2014
Net interest income	$8,042	$9,087	$9,630	$9,645	$7,161	$7,637
Non-interest income	1,334	1,418	1,109	2,711	1,987	2,319
Non-interest expense	(7,395)	(7,747)	(8,399)	(9,244)	(6,853)	(7,390)
Pre-tax pre-provision	1,981	2,758	2,340	3,112	2,295	2,566
Provision expense	(806)	(2,226)	(1,568)	(1,008)	(912)	(498)
Income before taxes	1,175	532	772	2,104	1,383	2,068
Income taxes	(364)	(120)	(179)	(525)	(341)	(515)
Net income	$811	$412	$593	$1,579	$1,042	$1,553

ROCKFORD BANK & TRUST

Rockford Bank & Trust Deposit Market Share

Institution Name	Offices in Rockford	Deposits $ *	Market Share
1. Alpine Bank & Trust	17	1,033.1	19.70%
2. JPMorgan Chase	7	630.0	12.01%
3. BMO Harris	12	580.9	11.06%
4. Associated Bank	6	459.6	8.76%
5. Riverside Community Bank	4	346.2	6.60%
6. Blackhawk Bank	6	335.9	6.41%
7. PNC Bank	9	331.7	6.33%
8. Rockford Bank & Trust	2	236.3	4.51%
9. Northwest Bank of Rockford	5	203.7	3.89%
10. U.S. Bank	8	201.8	3.85%

* Millions of Dollars, as of 6/30/14

Rockford Bank & Trust
Total Assets

IN MILLIONS OF DOLLARS


$400
$300
$200
$100
$0
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Dec.13
Sep.14

Rockford Bank & Trust
Growth in Loans

IN MILLIONS OF DOLLARS


$300
$250
$200
$150
$100
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Dec.13
Sep.14

QCR
HOLDINGS, INC.
a relationship driven organization®

History of QCR Holdings, Inc.

Assets as of September 30, 2014
* De Novo

1993	Founded by Mike Bauer and Doug Hultquist - $14 Million IPO
1994	Quad City Bank & Trust* – Currently $1.27 Billion in Assets
1995	Quad City Bancard Formed
2001	Cedar Rapids Bank & Trust* – Currently $822 Million in Assets (includes Community Bank & Trust branches)
2005	Rockford Bank & Trust* – Currently $347 Million in Assets
2005	Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	First Wisconsin Bank & Trust* – Milwaukee, WI
2008	Quad City Bancard sells Merchant Acquiring Business
2008	Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $170 Million in Assets
2013	Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013
2013	Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.) (Assets included with Cedar Rapids Bank & Trust – above)

QCR HOLDINGS, INC.
a relationship driven organization®

Our Geography


Minneapolis
1 Quad City Bank & Trust
2 Cedar Rapids Bank & Trust
3 Rockford Bank & Trust
4 m2 Lease Funds, LLC
5 Community Bank & Trust
Chicago
Omaha
Indianapolis
Kansas City
Saint Louis

QCR HOLDINGS, INC.

a relationship driven organization*

Corporate Overview

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

SYMBOL – QCRH

$2.45 Billion in Assets

$1.57 Billion in Loans

$1.71 Billion in Deposits

13 Facilities

Quad City Bank & Trust (5)
Cedar Rapids Bank & Trust (2)
Rockford Bank & Trust (2)
m2 Lease Funds LLC (1)
Community Bank & Trust (3)

Shares Outstanding:

7.9 Million

Ownership:

Company Benefit Plans 8.0%
Institutional & Mutual Funds 19.8%
Insiders 13.6%



Baraboo
Devil's Lake State Park
Decorah
Waunakee
Sun Prairie
Middleton
Madison
Menomonee Falls
Waukesha
Milwaukee
Wyalusing Hardwood Forest State Natural Area
Mt Horeb
Fitchburg
Stoughton
New Berlin
Oak Creek
Franklin
Platteville
Waverly
Janesville
Racine
Monroe
Kenosha
Dubuque
Beloit
Apple River Canyon State Park
Freeport
Rockford
Gurnee
Waukegan
Hickory Hills Park
Mississippi Palisades State Park
Arlington Heights
Marion
Mt Vernon
Dekalb
Elgin
Schaumburg
Clinton
Sterling
Dixon
Wheaton
Naperville
Chicago
Cicero
Coralville
Iowa City
Shabbona Lake State Park
Oak Lawn
Silver Springs State Park
Orland Park
Joliet
Davenport
Moline
Port Louisa National Wildlife Refuge
Muscatine
Princeton
Peru
Ottawa
Hammond
Kewanee

* Data as of September 30, 2014

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	Number of Institutions	Number of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Naperville-Elgin, IL-IN-WI	$ 354,011	222	3,023	9,557,430	1.13%	$ 57,972	0.84 %
Saint Louis, MO-IL	69,322	136	921	2,798,724	0.57	52,875	4.33
Omaha-Council Bluffs, NE-IA	28,147	74	339	898,194	4.30	57,701	7.67
Des Moines-West Des Moines, IA	13,088	49	222	601,313	5.36	60,808	6.87
Davenport-Moline-Rock Island, IA-IL	7,935	39	151	384,442	1.49	48,265	3.31
Peoria, IL	6,874	40	160	381,216	0.68	51,587	4.41
Cedar Rapids, IA	5,635	39	106	263,528	2.39	58,861	9.90
Rockford, IL	5,244	25	99	343,245	(1.72)	45,387	(0.59)
Springfield, IL	5,050	29	91	212,720	1.18	55,026	9.39
Champaign-Urbana, IL	5,034	36	104	234,836	1.32	43,774	1.86
Sioux City, IA-NE-SD	3,949	37	92	168,931	0.78	49,475	9.38
Ottawa-Peru, IL	3,639	33	85	151,836	(1.91)	51,643	7.14
Iowa City, IA	3,479	22	60	162,166	6.13	54,223	7.35
Bloomington, IL	3,212	33	65	190,549	2.46	60,126	8.41
Waterloo-Cedar Falls, IA	2,974	23	71	169,354	1.44	48,361	10.92
Dubuque, IA	2,385	10	41	96,025	2.92	52,987	10.31
Ames, IA	2,090	19	39	91,863	2.74	48,289	7.19
Carbondale-Marion, IL	2,008	21	66	126,571	-	39,537	9.11
Kankakee, IL	1,900	18	41	112,465	(0.91)	46,854	2.44
Decatur, IL	1,893	15	41	109,470	(1.16)	47,442	13.77
Quincy, IL-MO	1,870	21	44	77,316	0.07	41,640	(0.50)
Paducah, KY-IL	1,844	15	45	98,124	(0.37)	43,594	6.73
Cape Girardeau, MO-IL	1,826	17	48	97,374	1.33	42,605	4.59
Effingham, IL	1,596	11	21	34,427	0.71	54,815	10.46
Fort Madison-Keokuk, IA-IL-MO	1,522	19	48	61,086	(1.20)	44,000	5.62
High	**$ 354,011**	**222**	**3,023**	**9,557,430**	**6.13%**	**$ 60,808**	**13.77 %**
Low	**1,522**	**10**	**21**	**34,427**	**-**	**39,537**	**0.84**
Medium	**3,479**	**25**	**71**	**168,931**	**1.33**	**49,475**	**7.19**

Source: SNL Financial. Deposit data as of June 30, 2014. Growth rates for the period 2014 - 2019.

QCR Holdings, Inc.
a relationship driven organization®

Total Consolidated Assets



CAGR 1994-2014 23.04%
CAGR 1994-2007 32.26%
CAGR 2008-2014 7.40%
$2,500
$2,000
$1,500
$1,000
$500
$0
QCBT (1994)
CRBT (2001)
RB&T (2005)
CB&T (2013)
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Dec.13
Sep.14

IN MILLIONS OF DOLLARS

QCR HOLDINGS, INC.
a relationship driven organization®

Consolidated Balance Sheet 2009-2014

(in thousands)

As of December 31,	2009		2010		2011		2012		2013		As of Sept 30, 2014	
	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%
Cash, federal funds sold, and interest-bearing deposits	$71,806	4%	$143,737	8%	$100,673	5%	$110,488	5%	$114,431	5%	$106,718	4%
Securities	$370,520	21%	$424,847	23%	$565,229	29%	$602,239	29%	$697,210	29%	$652,785	27%
Net loans/leases	$1,221,815	69%	$1,152,174	63%	$1,181,956	60%	$1,267,462	61%	$1,438,832	60%	$1,550,101	63%
Other assets	$115,505	6%	$115,877	6%	$118,752	6%	$113,541	5%	$144,480	6%	$140,992	6%
TOTAL ASSETS	**$1,779,646**	**100%**	**$1,836,635**	**100%**	**$1,966,610**	**100%**	**$2,093,730**	**100%**	**$2,394,953**	**100%**	**$2,450,596**	**100%**
Noninterest-bearing deposits	$207,844	12%	$276,827	15%	$357,184	18%	$450,660	22%	$542,566	22%	$535,967	22%
Interest-bearing deposits	$881,479	50%	$837,989	46%	$848,274	43%	$923,454	44%	$1,104,425	46%	$1,177,900	48%
Total borrowings	$542,895	31%	$566,059	31%	$590,603	30%	$547,758	26%	$563,381	24%	$550,532	22%
Other liabilities	$21,833	1%	$23,189	1%	$26,116	1%	$31,424	2%	$37,004	2%	$48,017	2%
Total stockholders' equity	$125,595	7%	$132,571	7%	$144,433	7%	$140,434	7%	$147,577	6%	$138,180	6%
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$1,779,646**	**100%**	**$1,836,635**	**100%**	**$1,966,610**	**100%**	**$2,093,730**	**100%**	**$2,394,953**	**100%**	**$2,450,596**	**100%**

QCR Holdings, Inc.
a relationship driven organization®

Consolidated Balance Sheet 2009-2014

(in thousands)

As of December 31,	2009		2010		2011		2012		2013		As of Sept 30, 2014	
	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%
Cash, federal funds sold, and interest-bearing deposits	$71,806	4%	$143,737	8%	$100,673	5%	$110,488	5%	$114,431	5%	$106,718	4%
Securities	$370,520	21%	$424,847	23%	$565,229	29%	$602,239	29%	$697,210	29%	$652,785	27%
Net loans/leases	$1,221,815	69%	$1,152,174	63%	$1,181,956	60%	$1,267,462	61%	$1,438,832	60%	$1,550,101	63%
Other assets	$115,505	6%	$115,877	6%	$118,752	6%	$113,541	5%	$144,480	6%	$140,992	6%
TOTAL ASSETS	**$1,779,646**		**$1,836,635**		**$1,966,610**		**$2,093,730**		**$2,394,953**		**$2,450,596**	
Noninterest-bearing deposits	$207,844	12%	$276,827	15%	$357,184	18%	$450,660	22%	$542,566	22%	$535,967	22%
Interest-bearing deposits	$881,479	50%	$837,989	46%	$848,274	43%	$923,454	44%	$1,104,425	46%	$1,177,900	48%
Total borrowings	$542,895	31%	$566,059	31%	$590,603	30%	$547,758	26%	$563,381	24%	$550,532	22%
Other liabilities	$21,833	1%	$23,189	1%	$26,116	1%	$31,424	2%	$37,004	2%	$48,017	2%
Total stockholders' equity	$125,595	7%	$132,571	7%	$144,433	7%	$140,434	7%	$147,577	6%	$138,180	6%
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,779,646	100%	$1,836,635	100%	$1,966,610	100%	$2,093,730	100%	$2,394,953	100%	$2,450,596	100%

QCR HOLDINGS, INC.
a relationship driven organization®

Consolidated Balance Sheet 2009-2014

(in thousands)

As of December 31,	2009		2010		2011		2012		2013		As of Sept 30, 2014	
	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%
Cash, federal funds sold, and interest-bearing deposits	$71,806	4%	$143,737	8%	$100,673	5%	$110,488	5%	$114,431	5%	$106,718	4%
Securities	**$370,520**	**21%**	$424,847	23%	$565,229	29%	$602,239	29%	$697,210	29%	**$652,785**	**27%**
Net loans/leases	**$1,221,815**	**69%**	$1,152,174	63%	$1,181,956	60%	$1,267,462	61%	$1,438,832	60%	**$1,550,101**	**63%**
Other assets	$115,505	6%	$115,877	6%	$118,752	6%	$113,541	5%	$144,480	6%	$140,992	6%
TOTAL ASSETS	$1,779,646	100%	$1,836,635	100%	$1,966,610	100%	$2,093,730	100%	$2,394,953	100%	$2,450,596	100%
Noninterest-bearing deposits	$207,844	12%	$276,827	15%	$357,184	18%	$450,660	22%	$542,566	22%	$535,967	22%
Interest-bearing deposits	$881,479	50%	$837,989	46%	$848,274	43%	$923,454	44%	$1,104,425	46%	$1,177,900	48%
Total borrowings	$542,895	31%	$566,059	31%	$590,603	30%	$547,758	26%	$563,381	24%	$550,532	22%
Other liabilities	$21,833	1%	$23,189	1%	$26,116	1%	$31,424	2%	$37,004	2%	$48,017	2%
Total stockholders' equity	$125,595	7%	$132,571	7%	$144,433	7%	$140,434	7%	$147,577	6%	$138,180	6%
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,779,646	100%	$1,836,635	100%	$1,966,610	100%	$2,093,730	100%	$2,394,953	100%	$2,450,596	100%

QCR HOLDINGS, INC.
a relationship driven organization®

Consolidated Balance Sheet 2009-2014

As of December 31,	2009		2010		2011		2012		2013		As of Sept 30, 2014	
	(in thousands)											
	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%	AMOUNT	%
Cash, federal funds sold, and interest-bearing deposits	$71,806	4%	$143,737	8%	$100,673	5%	$110,488	5%	$114,431	5%	$106,718	4%
Securities	$370,520	21%	$424,847	23%	$565,229	29%	$602,239	29%	$697,210	29%	$652,785	27%
Net loans/leases	$1,221,815	69%	$1,152,174	63%	$1,181,956	60%	$1,267,462	61%	$1,438,832	60%	$1,550,101	63%
Other assets	$115,505	6%	$115,877	6%	$118,752	6%	$113,541	5%	$144,480	6%	$140,992	6%
TOTAL ASSETS	$1,779,646	100%	$1,836,635	100%	$1,966,610	100%	$2,093,730	100%	$2,394,953	100%	$2,450,596	100%
Noninterest-bearing deposits	$207,844	12%	$276,827	15%	$357,184	18%	$450,660	22%	$542,566	22%	$535,967	22%
Interest-bearing deposits	$881,479	50%	$837,989	46%	$848,274	43%	$923,454	44%	$1,104,425	46%	$1,177,900	48%
Total borrowings	$542,895	31%	$566,059	31%	$590,603	30%	$547,758	26%	$563,381	24%	$550,532	22%
Other liabilities	$21,833	1%	$23,189	1%	$26,116	1%	$31,424	2%	$37,004	2%	$48,017	2%
Total stockholders' equity	$125,595	7%	$132,571	7%	$144,433	7%	$140,434	7%	$147,577	6%	$138,180	6%
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,779,646	100%	$1,836,635	100%	$1,966,610	100%	$2,093,730	100%	$2,394,953	100%	$2,450,596	100%

QCR HOLDINGS, INC.
a relationship driven organization®

Summary of Financial Results 2009-2014

	2009	2010	2011	2012	2013	2014 Q3 YTD
			(in thousands)			
Net interest income	$50,662	$49,864	$54,145	$57,649	$64,105	$51,290
Non-interest income	15,547	15,406	17,462	16,621	25,814 *	15,158
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)	(64,433)**	(48,635)
Pre-tax pre-provision	19,272	16,721	20,614	22,011	25,486	17,813
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)	(5,930)	(3,159)
Income before taxes	2,296	9,257	13,998	17,640	19,556	14,654
Income taxes	(247)	(2,449)	(3,868)	(4,534)	(4,618)	(2,694)
Net income	2,049	6,808	10,130	13,106	14,938	11,960
Less: net income attributable to non-controlling interests	277	221	438	488	-	-
Net income attributable to QCR Holdings, Inc.	1,772	6,587	9,692	12,618	14,938	11,960
Less: preferred dividends	(3,844)	(4,128)	(5,284)	(3,496)	(3,168)	(1,082)
Net income attributable to QCR Holdings, Inc. common stockholders	$(2,072)	$2,459	$4,408	$9,122	$11,770	$10,878
Diluted Earnings Per Share (after preferred dividends)	$(0.46)	$0.53	$0.92	$1.85	$2.08	$1.35

* Includes bargain purchase gain on CNB acquisition of $1.8 million and gains on CNB branch sales of $2.3 million

** Includes acquisition and data conversion costs related to CNB acquisition of $2.3 million

QCR HOLDINGS, INC.
a relationship driven organization®

Summary of Financial Results 2009-2014

	2009	2010	2011	2012	2013	2014 Q3 YTD
			(in thousands)			
Net interest income	$50,662	$49,864	$54,145	$57,649	$64,105	$51,290
Non-interest income	15,547	15,406	17,462	16,621	25,814 *	15,158
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)	(64,433) **	(48,635)
Pre-tax pre-provision	19,272	16,721	20,614	22,011	25,486	17,813
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)	(5,930)	(3,159)
Income before taxes	2,296	9,257	13,998	17,640	19,556	14,654
Income taxes	(247)	(2,449)	(3,868)	(4,534)	(4,618)	(2,694)
Net income	2,049	6,808	10,130	13,106	14,938	11,960
Less: net income attributable to non-controlling interests	277	221	438	488	-	-
Net income attributable to QCR Holdings, Inc.	**1,772**	**6,587**	**9,692**	**12,618**	**14,938**	**11,960**
Less: preferred dividends	(3,844)	(4,128)	(5,284)	(3,496)	(3,168)	(1,082)
Net income attributable to QCR Holdings, Inc. common stockholders	$(2,072)	$2,459	$4,408	$9,122	$11,770	$10,878
Diluted Earnings Per Share (after preferred dividends)	$(0.46)	$0.53	$0.92	$1.85	$2.08	$1.35

* Includes bargain purchase gain on CNB acquisition of $1.8 million and gains on CNB branch sales of $2.3 million

** Includes acquisition and data conversion costs related to CNB acquisition of $2.3 million

QCR HOLDINGS, INC.
a relationship driven organization®

Summary of Financial Results 2009-2014

	2009	2010	2011	2012	2013	2014 Q3 YTD
			(in thousands)			
Net interest income	$50,662	$49,864	$54,145	$57,649	$64,105	$51,290
Non-interest income	15,547	15,406	17,462	16,621	25,814 *	15,158
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)	(64,433) **	(48,635)
Pre-tax pre-provision	19,272	16,721	20,614	22,011	25,486	17,813
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)	(5,930)	(3,159)
Income before taxes	2,296	9,257	13,998	17,640	19,556	14,654
Income taxes	(247)	(2,449)	(3,868)	(4,534)	(4,618)	(2,694)
Net income	2,049	6,808	10,130	13,106	14,938	11,960
Less: net income attributable to non-controlling interests	277	221	438	488	-	-
Net income attributable to QCR Holdings, Inc.	1,772	6,587	9,692	12,618	14,938	11,960
Less: preferred dividends	(3,844)	(4,128)	(5,284)	(3,496)	(3,168)	(1,082)
Net income attributable to QCR Holdings, Inc. common stockholders	$(2,072)	$2,459	$4,408	$9,122	$11,770	$10,878
Diluted Earnings Per Share (after preferred dividends)	**$(0.46)**	**$0.53**	**$0.92**	**$1.85**	**$2.08**	**$1.35**

* Includes bargain purchase gain on CNB acquisition of $1.8 million and gains on CNB branch sales of $2.3 million

** Includes acquisition and data conversion costs related to CNB acquisition of $2.3 million

QCR HOLDINGS, INC.
a relationship driven organization®

Community National Bank (CNB) Transaction

Community National Bank Founded in 1997
Headquartered in Waterloo, IA

Acquired by QCRH May 13,2013

COMMUNITY NATIONAL BANK

$ 277 Million in assets

$ 246 Million in deposits

$ 191 Million in loans

8 Facilities

Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

Community National Bank Q4 2013

- Sale of Mason City Branches ($23MM loans/$55MM deposits)
- Sale of Austin Branches ($32MM loans/$36MM deposits)
- Merger of Charter into Cedar Rapids Bank & Trust

Resulting Proforma

Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

$ 822 Million in assets

$ 611 Million in deposits

$ 553 Million in loans

5 Facilities

Cedar Rapids, IA (2)
Waterloo, IA (2)
Cedar Falls, IA (1)

Community National Bank "brand" continues as:

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

QCR HOLDINGS, INC.
a relationship driven organization®

Stock Metrics

2009 – Q3 2014



$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
Stock Price
TBV/Share
2009
2010
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014

	2009	2010	2011	2012	2013	Q1 2014	Q2 2014	Q3 2014
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$2.08	$0.40	$0.45	$0.50

QCR HOLDINGS, INC.
a relationship driven organization®

Stock Metrics

2009 – Q3 2014



$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
Stock Price
TBV/Share

	2009	2010	2011	2012	2013	Q1 2014	Q2 2014	Q3 2014
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$2.08	$0.40	$0.45	$0.50

P/TBV Per Share =	105.50%
P/E =	9.13 x LTM (as of 9/30/14)

QCR Holdings, Inc.
a relationship driven organization®

Focus Areas for Improving Shareholder Value

1. Grow loans / leases
2. Continue to improve our Net Interest Margin
3. Maximize gains on SBA/USDA loan sales
4. Grow Wealth Management income
5. Drive down efficiency ratio as we work to achieve a 1% ROAA
6. Continue to grow TCE organically, with a target of 6.5%
7. Continue to identify and cultivate accretive M&A opportunities
8. Continue to expand our Investor Relations plans
9. Attract additional institutional investors
10. Improve liquidity in our stock

QCR HOLDINGS, INC.
a relationship driven organization®

History of Capital Transactions

Oct 1993	IPO of $14M in Common Stock at $10 per share (split adjusted = $4.44 per share today).
Dec 1996	Private Placement of $1M in Preferred Stock at 9.75%
Dec 1997	Private Placement of $1.5M in Preferred Stock at 9.75%
Nov 1998	3 for 2 Common Stock Split
Jun 1999	Private Placement of $12M in Trust Preferred Securities at 9.20% (redemption of $2.5M in Preferred Stock)
Sep 2001	Private Placement of $5M in Common Stock at $11 per share (split adjusted = $7.33 per share today)
Feb 2004	Pooled Trust Preferred ($12M fixed at 6.93%, now floating at at Libor + 2.85%; $8M floating at Libor + 2.85%) (Redemption of $12M at 9.20% TRUPS)
May 2004	3 for 2 Common Stock Split
Dec 2004	Private Placement of $5M in Common Stock at $19.50 per share.
May 2005	Pooled Trust Preferred $5M floating at Libor + 1.80%
Feb 2006	Pooled Trust Preferred $10M fixed at 6.62%, now floating at Libor + 1.55%
Nov 2006	Private Placement of $13.4M in Preferred Stock at 8.00% (Series B)
Dec 2007	Private Placement of $7.5M in Preferred Stock at 9.50% (Series C)
Feb 2009	Treasury Capital Purchase Plan (TCPP) - $38.2M in Preferred Stock at 5% - 521,888 common stock warrants at $10.99
Mar 2010	Private Placement of $2.7M in Subordinated Debt at 6% – 54,000 common stock warrants at $10.00
Jun 2010	Private Placement of $25M in Preferred Stock at 7% (Series E) (redemption of $20.9M in Series B and Series C Preferred Stock)
Sep 2011	Small Business Lending Fund (SBLF) - $40.1M in Preferred Stock at 5% (redemption of $38.2M in TCPP Preferred Stock)
Nov 2011	Buy back of 521,888 TCPP Warrants at a cost of $1.1M
Jun 2012	Partial Redemption of SBLF Preferred Stock ($10.2M)
May 2013	Issue 834,715 shares of Common Stock for acquisition of CNB
Mar 2014	Partial Redemption of SBLF Preferred Stock ($15M)
Jun 2014	Completed Redemption of SBLF Preferred Stock ($14.9M)
Jun 2014	Filed Universal Shelf Registration Statement (Form S-3) ($75M)

QCR HOLDINGS, INC.
a relationship driven organization®

Capital Plan

- Continue to grow TCE organically, with a target of 6.5%.
- Continue to leverage non-common sources of capital to benefit common shareholders.
- Consider a capital raise for additional accretive acquisition opportunities. (Shelf Registration filed June 2014)
- Our capital plan is consistent with the requirements of the new regulatory capital guidelines (Basel III).

QCR Holdings, Inc.
a relationship driven organization®

The Strategic Value of our Separate Charters

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic deposit growth better than peers
- Historic loan growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Group Operations

- **Accounting** – John Oakes
- **Customer Service/Item Processing** – Kathy Francque
- **Deposit Operations** – Beth Easterla and John Rodriguez
- **Funds Management** – John McEvoy
- **Human Resources** – Jill DeKeyser and Shellee Showalter
- **Information Technology** – Michael Wyffels and John Rodriguez
- **Internal Audit** – Tim Harding
- **Investment Management** – Rand Westlund
- **Loan Operations** – Pam Goodwin
- **Risk Management** – Shawna Graham

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 166 relationships to date with Total Deposits of $251MM at 9/30/14 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 9/30/14 total $67MM, or 8.8% of total consolidated loans/leases.

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of September 30, 2014: Approximately $1.65 Billion in Trust (and related) accounts and $637 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:
  - Financial Planning
  - Trust Services
  - Brokerage and RIA
  - Family Office
  - Qualified Plans
  - Asset Management
  - Estate Planning
  - Insurance
  - Core Banking and Commercial & Consumer Lending
- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

Key Differentiator: SBA - USDA Lending

SBA Loans Originated for the Fiscal Year Ending 9/30/14

- Quad City Bank & Trust – 8th in the state of Iowa for Iowa chartered banks (dollar volume)
- Cedar Rapids Bank & Trust – 1st in the state of Iowa for Iowa chartered banks (dollar volume)
- Rockford Bank & Trust – 13th in the state of Illinois (dollar volume)
  8th in the state of Illinois (# of loans)
  Lead bank in Illinois for approved loans to Veteran owned business

USDA Lending for Fiscal Year Ending 9/30/14

- Cedar Rapids Bank & Trust – 1st in the state of Iowa (dollar volume)
- Cedar Rapids Bank & Trust – 2nd in the nation (dollar volume)

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Quad City Bank & Trust acquired 80% ownership August of 2005
- Effective September 2012, Quad City Bank & Trust owns 100% of m2 Lease Funds, LLC.
- Income for m2 has grown at a 20% CAGR since 2006

	Assets (in millions)	Pre-Tax Earnings *	Net Charge-offs to Leases
2006	$ 53.0	$ 875,651	0.14 %
2007	$ 68.7	$ 1,421,142	0.78 %
2008	$ 79.7	$ 784,424	0.33 %
2009	$ 90.6	$ 855,679	1.34 %
2010	$ 85.4	$ 852,741	1.01 %
2011	$ 98.8	$ 2,069,470	1.18 %
2012	$ 109.7	$ 3,367,182	0.64 %
2013	$ 136.0	$ 3,627,414	0.68 %
2014 Q3 YTD	$ 169.7	$ 4,005,887 *	0.50 %

- Key niches with lease specialists located in Iowa, Illinois, Wisconsin, Minnesota, South Carolina, and North Carolina

  - Marine Equipment
  - Printing
  - Health Care
  - Machinery/Machine Tools
  - Telecom
  - Office Technology
  - Bakery

* Annualized

Thank You

For Your Time Today

QCR Holdings, Inc.

a relationship driven organization®

Questions

QCR Holdings, Inc.

a relationship driven organization®

Appendix

QCR HOLDINGS, INC.

a relationship driven organization®

Quad City Bank & Trust

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.27 Billion (as of 9/30/14)

Population: 384,442

Market Deposits: $7.9 Billion

Ranked 2nd with 10.7% market share and over $850 Million in deposits in Davenport-Moline-Rock Island MSA

Finalist 2013 and 2014 – Quad Cities Best Place to Work.

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
HNI Corporation / The Hon Company / Allsteel
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

Highlights – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business – $300MM expansion completed January 2014 creating 150 new jobs
- International Headquarters for Deere & Company
- Genesis Systems Group, one of North America's largest robotic integrators, completed a $4.6MM expansion in 2014
- Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs
- Ranked 16th in the nation for high-tech job growth
- Ranked as a Top 50 Military Friendly Community
- Top 5 Defense & Aerospace Community
- Ranked 15th in the nation for manufacturing job growth

What They're Saying About the Quad Cities

Quad City Chamber: June 2014

"The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers."

QCR HOLDINGS, INC.
a relationship driven organization®

Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $822 Million* (as of 9/30/14)

Population: 263,528

Market Deposits: $5.3 Billion

Top 4 bank with 8.2% market share and over $460 Million in deposits in Cedar Rapids MSA

2014 Finalist – Coolest Place to Work in Cedar Rapids

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI
General Mills
Archer Daniels Midland

Highlights - Cedar Rapids

- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA
- Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel
- CRST International constructing 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, expected to be completed in Q1 2016
- Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station
- Top city in Iowa for "Liveability" and 29th in the country
- Top 10 Healthiest Small Cities (Daily Finance, Feb. 2014)
- Top 10 National Civic League's All American Cities 2014
- The largest corn-processing city in the world.
- The second largest producer of wind energy in the United States
- Top 10 (#6) Best Cities to Move to (MSN Real-estate, January 2014)

What They're Saying About Cedar Rapids

Cedar Rapids Metro Economic Alliance: June 2014

"Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident."

* Includes the assets of Community Bank & Trust

QCR HOLDINGS, INC.
a relationship driven organization®

Rockford Bank & Trust

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $347 Million (as of 9/30/14)

Population: 343,245

Market Deposits: $6.1 Billion

Ranked 9th with 4.5% market share and over $230 Million in deposits in Rockford MSA

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health System
Hamilton Sundstrand
Wal-Mart Stores
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

Highlights - Rockford

- AAR (largest aircraft maintenance company in North America, and third largest in the world) will open a new facility at Chicago Rockford Airport generating jobs for 500 people
- Rock Valley College building $5.1MM aviation maintenance training center to better serve the region's aerospace industry and attract business and jobs to Rockford
- Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs
- Downtown revitalization – 150 room, $54MM hotel and convention center developed by Gorman & Co.
- Riverfront sports complex, $18MM, 115,000 sq/ft to be one of the largest in the Midwest
- Top 10 in the Most Affordable MSA's in America
- Considered Illinois' second largest city
- 6th highest concentration of Aerospace production employment in the U.S.
- Named lead bank in approved loans to Veteran-owned businesses in Illinois
- Top 20 "Best Cities for Manufacturing Jobs"

What They're Saying About Rockford

Rockford Chamber of Commerce: June 2014

"Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O'Hare International Airport, one of three truly global airports in the U.S.".

QCR HOLDINGS, INC.
a relationship driven organization®

Community Bank & Trust

COMMUNITY BANK & TRUST

Stacey J. Bentley, President & CEO

Assets: $164 Million* (as of 9/30/14)

Population: 169,354

Market Deposits: $3.0 Billion

Top 10 bank with 4.0% market share and over $127 Million in deposits in Waterloo / Cedar Falls MSA

Major Employers

John Deere
Wheaton Franciscan Healthcare
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

Highlights – Waterloo/Cedar Falls

- John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space
- John Deere recently completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B
- The city of Waterloo provisionally approved for $12MM in funding for the Techworks Campus Reinvestment District (June 2014). The District projects a capital investment of $74.1MM to include a John Deere training center and hotel.
- First Gigabit city in Iowa and one of eight in the U.S.
- Cost of living is 11% below the national average
- Waterloo-Cedar Falls is a Blue Zones Demonstration Community
- Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite
- The University of Northern Iowa is ranked 2nd in the "Best Regional Universities Midwest" category for public universities *(US News & World Reports, 2013)*

What They're Saying About Waterloo-Cedar Falls

Greater Cedar Valley Chamber of Commerce: June 2014

"The Cedar Valley location is perfect if your business needs access to some of the great metropolitan hubs of the Midwest. Within five hours of the Cedar Valley, you can reach ten metro areas including Chicago, St. Louis, Milwaukee, Minneapolis, and Omaha."

* Assets also included in the total for Cedar Rapids Bank & Trust

QCR HOLDINGS, INC.
a relationship driven organization®

Loan Portfolio Composition
September 30, 2014

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 479.7	31 %
Non Owner Occupied Commercial Real Estate	376.8	24
Owner Occupied Commercial Real Estate	251.0	16
Residential Real Estate	155.0	10
Direct Financing Leases	162.5	10
Installment and Other Consumer	71.8	5
Commercial Construction/Land Development	69.9	4
	$ 1,566.7	100 %

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Heartland Financial USA, Inc.	HTLF	1.11
Great Southern Bancorp, Inc.	GSBC	3.92
First Busey Corporation	BUSE	0.71
Enterprise Financial Services Corp	EFSC	1.25
First Financial Corporation	THFF	1.68
Lakeland Financial Corporation	LKFN	0.89
MainSource Financial Group, Inc.	MSFG	1.29
CoBiz Financial Inc.	COBZ	1.25
S.Y. Bancorp, Inc.	SYBT	0.92
Hills Bancorporation	HBIA	1.23
West Suburban Bancorp, Inc.*	WNRP	3.26
German American Bancorp, Inc.	GABC	0.48
Bank of Kentucky Financial Corporation	BKYF	1.64
MidWestOne Financial Group, Inc.	MOFG	0.96
Horizon Bancorp	HBNC	0.95
First Mid-Illinois Bancshares, Inc.	FMBH	0.35
Macatawa Bank Corporation	MCBC	6.40
West Bancorporation, Inc.	WTBA	0.62
Mercantile Bank Corporation	MBWM	1.55
First Business Financial Services, Inc.	FBIZ	1.16
AVERAGE:	-	**1.58**
MEDIAN:	-	**1.20**
QCR HOLDINGS, INC.	QCRH	**1.25**

NPAs / TOTAL ASSETS



3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
QCRH
Median
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12
4Q'13

Source: SNL Financial 6/30/14

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle	NCOs 2008-2014 Q2 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2014 Q2 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	40,923	1,100,392	3.72%	1,548,066	2.64%
Quad City Bank and Trust Company	19,002	636,711	2.98%	742,610	2.56%
Cedar Rapids Bank and Trust Company	10,950	289,139	3.79%	548,713	2.00%
Rockford Bank and Trust Company	10,671	127,179	8.39%	258,304	4.13%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	149,584	2,276,582	6.57%	3,699,113	4.04%
Great Southern Bancorp, Inc.	210,746	1,838,854	11.46%	2,828,855	7.45%
First Busey Corporation	432,882	3,030,802	14.28%	3,243,375	13.35%
Enterprise Financial Services Corp	121,753	1,641,432	7.42%	2,369,606	5.14%
First Financial Corporation	51,943	1,440,690	3.61%	1,890,716	2.75%
Lakeland Financial Corporation	41,901	1,523,720	2.75%	2,673,327	1.57%
MainSource Financial Group, Inc.	132,196	1,693,678	7.81%	1,995,148	6.63%
CoBiz Financial Inc.	154,495	1,846,327	8.37%	2,294,644	6.73%
S.Y. Bancorp, Inc.	44,333	1,202,208	3.69%	1,799,834	2.46%
Hills Bancorporation	30,476	1,372,304	2.22%	1,887,682	1.61%
West Suburban Bancorp, Inc.	57,874	1,235,548	4.68%	1,247,411	4.64%
German American Bancorp, Inc.	15,571	867,721	1.79%	1,409,485	1.10%
Bank of Kentucky Financial Corporation	49,696	949,714	5.23%	1,272,152	3.91%
MidWestOne Financial Group, Inc.	33,666	401,554	8.38%	1,111,772	3.03%
Horizon Bancorp	37,921	888,852	4.27%	1,321,494	2.87%
First Mid-Illinois Bancshares, Inc.	11,719	746,187	1.57%	1,021,322	1.15%
Macatawa Bank Corporation	129,558	1,750,632	7.40%	1,774,063	7.30%
West Bancorporation, Inc.	43,347	983,565	4.41%	1,100,735	3.94%
Mercantile Bank Corporation	110,958	1,797,954	6.17%	2,071,556	5.36%
First Business Financial Services, Inc.	23,029	781,487	2.95%	1,007,736	2.29%
Peer Median	50,820	1,406,497	4.96%	1,843,758	3.92%
Peer Average	94,182	1,413,491	5.75%	1,901,001	4.37%

Source: SNL Financial. Data as of June 30, 2014

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc.
Consolidated Securities Portfolio

Source: 12/31/13 and 9/30/14 FTN Financial Report

Snapshot – As of 12.31.13

Par Value (000s)	709,608
Book Value (000s)	718,156
Market Value (000s)	689,583
Unrealized Gain/Loss (000s)	(28,573)
Aggregate Gains (000s)	2,260
Aggregate Losses (000s)	(30,833)
Gain/Loss as Percent of Book Value	-4.0 %
Yield (Projected Speeds)	2.60 %
Yield (1 month CPR)	2.62 %
Average life (Projected Speeds)	5.3
Percent in Amortizing Securities	22 %
Duration	4.7
Percent AFS	80 %

Sector Review – As of 12.31.13

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	376,454	52 %	(20,108)	1.73	4.2
CMO (Fixed)	28,206	4 %	45	2.56	3.4
Corporate (Fixed)	1,170	0 %	1	3.99	6.2
Corporate (Float)	242	0 %	10	3.52	0.2
MBS (Fixed)	128,728	18 %	(2,730)	2.29	4.9
MBS (Float)	1,900	0 %	(15)	0.97	2.6
Municipal – Tax Exempt	171,743	24 %	(5,462)	4.73	8.2
Municipal – Taxable	8,473	1 %	(313)	3.33	7.2
SBA (Fixed)	323	0 %	(2)	1.90	2.5
SBA (Float)	916	0 %	1	1.08	0.3
TOTAL	**718,156**	**100 %**	**(28,573)**	**2.60**	**5.3**

Snapshot – As of 9.30.14

Par Value (000s)	643,534
Book Value (000s)	649,385
Market Value (000s)	641,962
Unrealized Gain/Loss (000s)	(7,423)
Aggregate Gains (000s)	3,979
Aggregate Losses (000s)	(11,402)
Gain/Loss as Percent of Book Value	-1.1 %
Yield (Projected Speeds)	2.82 %
Yield (1 month CPR)	2.83 %
Average life (Projected Speeds)	5.2
Percent in Amortizing Securities	20 %
Duration	4.6
Percent AFS	73%

Sector Review – As of 9.30.14

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	314,900	48 %	(9,015)	1.79	3.4
CMO (Fixed)	19,099	3 %	113	2.40	4.0
Corporate (Fixed)	1,170	0 %	0	4.00	5.4
Corporate (Float)	243	0 %	10	3.04	0.2
MBS (Fixed)	106,181	16 %	(144)	2.29	4.7
MBS (Float)	1,531	0 %	(19)	1.05	1.8
Municipal – Tax Exempt	199,614	31 %	1,678	4.75	8.5
Municipal – Taxable	5,636	1 %	(52)	3.55	7.7
SBA (Fixed)	258	0 %	3	2.32	2.3
SBA (Float)	754	0 %	5	1.38	0.3
TOTAL	**649,385**	**100 %**	**(7,423)**	**2.82**	**5.2**

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc.
Consolidated Wholesale Funding

	September 30, 2014	December 31, 2013
	(dollar amounts in thousands)	
Brokered time deposits	$ 95,841	$ 61,930
Federal Home Loan Bank advances	196,500	231,350
Structured repurchase agreements	130,000	130,000
Total Wholesale Funding	**$ 442,341**	**$ 423,280**

	September 30, 2014		December 31, 2013	
Maturity:	Amount Due	Weighted Average Interest Rate at Quarter-End	Amount Due	Weighted Average Interest Rate at Year-End
Year ending December 31:	*(dollar amounts in thousands)*			
2014	$ 64,219	0.51 %	$ 110,521	1.24 %
2015	67,000	1.35 %	41,000	2.00 %
2016	48,642	3.63 %	48,642	3.63 %
2017	48,145	3.17 %	43,075	3.43 %
2018	60,042	3.41 %	58,042	3.47 %
Thereafter	134,293	3.23 %	122,000	3.33 %
Total Wholesale Funding	**$ 422,341**	**2.58%**	**$ 423,280**	**2.72 %**



LEFT TO RIGHT

Back Row *(standing)*

Rand Westlund
John McEvoy
Charlie Bullock
Larry Helling
Doug Hultquist
Tom Budd
Bill Tank
Todd Gipple
John Rodriguez

Front Row *(seated)*

John Engelbrecht
Shawna Graham
John Anderson
Cathie Whiteside
Jill DeKeyser
Michael Wyffels

NOT PICTURED

Peter Benson
Stacey Bentley
Rich Couch
Dana Nichols

QCR Holdings, Inc. Executive Management Team

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.

QCR HOLDINGS, INC.
a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
37 Years in Banking / Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and Chief Financial Officer
29 Years in Banking / Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
Chief Deposit Officer, QCR Holdings, Inc.
28 Years in Banking / Financial Services

PETER J. BENSON
Executive Vice President, Chief Legal Counsel
32 years in Corporate and Personal Legal Services

STACEY J. BENTLEY
President and Chief Executive Officer,
Community Bank & Trust
34 Years in Banking / Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
28 Years in Banking / Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
43 Years in Banking / Financial Services

RICH W. COUCH
President and Chief Executive Officer,
m2 Lease Funds, LLC
27 Years in Banking / Financial Services

JILL A. DEKEYSER
Senior Vice President, Director of Human Resources
11 Years in Banking / Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
40 Years in Banking / Financial Services

SHAWNA M. GRAHAM,
CBA, CIA, CISA, CRP, MBA, CCBCO
Senior Vice President, Director of Risk Management
26 Years in Banking / Financial Services

LARRY J. HELLING
President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief Lending Officer,
QCR Holdings, Inc.
35 Years in Banking / Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
38 Years in Banking / Financial Services

DANA L. NICHOLS
Executive Vice President, Chief Lending Officer,
Cedar Rapids Bank & Trust Company
26 Years in Banking / Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations / Information Services
32 Years in Banking / Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
36 Years in Banking / Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
27 Years in Banking / Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy, Human Resources and Branding
7 Years in Banking / Financial Services

MICHAEL J. WYFFELS
Senior Vice President,
Chief Technology Officer
25 Years in Banking / Financial Services

3551 7th Street
Moline, Illinois 61265

www.**qcrh**.com

QCR HOLDINGS, INC.

a relationship driven organization®